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                                   EXHIBIT 23
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                       CONSENT OF INDEPENDENT ACCOUNTANTS
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We hereby consent to the incorporation by reference in the Registration
Statements on Form S-8 (Nos. 333-52622, 333-15215 and 33-71568) of Arrow
International, Inc. of our report dated October 2, 2002 relating to the financial statements and financial statement schedule, which appears in this Form 10-K. We also consent to the references to us under the heading "Selected Financial Data" in such Registration Statements.





PricewaterhouseCoopers LLP


Philadelphia, Pennsylvania
November 22, 2002


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